UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VSEE HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS OF VSEE HEALTH, INC.

TO BE HELD ON AUGUST 25, 2026

VSee Health, Inc.
980 N. Federal Hwy, Suite 304
Boca Raton, Florida 33432

TO THE STOCKHOLDERS OF VSEE HEALTH, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of VSee Health, Inc. (“VSEE,” the “Company,” “we,” “us” or “our”), will be held at 10:00 A.M. Eastern Time, on August 25, 2026 (the “Annual Meeting”). The accompany proxy statement (the “Proxy Statement”) and related materials are first being mailed to stockholders on or about July 22, 2026. The Annual Meeting will be conducted via live webcast at the following address: www.virtualshareholdermeeting.com/VSEE2026. You will be able to attend the Annual Meeting, vote and submit questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/VSEE2026. A secure 16-digit control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Annual Meeting webcast will begin promptly at 10:00 A.M. Eastern Time on August 25, 2026. We encourage you to access the Annual Meeting prior to the start time. The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Annual Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Annual Meeting to log on to the live webcast 15 minutes prior to the start time of the Annual Meeting and ensure that they can hear streaming audio. Prior to the Annual Meeting, you will also be able to vote at www.proxyvote.com on the proposals described in the accompanying proxy statement. For purposes of attendance at the Annual Meeting, all references in the Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Directors Proposal — To elect two (2) persons to our Board of Directors as Class II directors, each to hold office until the 2029 annual meeting of stockholders or until their respective successors shall have been duly elected or appointed and qualify.

Proposal No. 2: The Auditor Proposal — To ratify the appointment of WWC, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 3: The Reverse Stock Split Proposal — To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of common stock, $0.0001 par value per share (the “Common Stock”), pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-250 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-250, and (Y) any Reverse Stock Split is completed no later than the second anniversary of the Record Date (as defined herein);

Proposal No. 4: The Adjournment Proposal — To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

Each of these proposals is more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.

Our Common Stock is currently listed on the Nasdaq Capital Market under the symbol “VSEE” and our redeemable public warrants are listed on the Nasdaq Capital Market under the symbol “VSEEW.”

Only holders of record of shares of our Common Stock at the close of business on July 6, 2026 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting and electronically during the Annual Meeting.  If you would like to inspect the list, please call Jerry Leonard, the Company’s Chief Financial Officer and Secretary, at (561) 672-7068, or email jleonard@idocvms.com to obtain a digital copy of the list for the inspection prior to the Annual Meeting.

After careful consideration, our Board of Directors believes that each of the Director Proposal, the Auditor Proposal, the Incentive Plan Proposal, and the Adjournment Proposal is in the best interests of our Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each of the nominees for the Director Proposal and “FOR” each of the other Proposals to be presented at the Annual Meeting.

By Order of the Board of Directors,

Imoigele Aisiku
Chief Executive Officer and Chairman of the Board of Directors

, 2026

Boca Raton, Florida

OUR BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN OUR ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES BY INTERNET, TELEPHONE OR MAIL. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THIS PROXY STATEMENT.

VSee Health, Inc.
980 N. Federal Hwy, Suite 304
Boca Raton, Florida 33432

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
VSEE HEALTH, INC.

TO BE HELD ON AUGUST 25, 2026

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors” or “Board”) of VSee Health, Inc. (“VSEE,” the “Company,” “we,” “us” or “our”), for the annual meeting of stockholders to be held at 10:00 A.M. Eastern Time on August 25, 2026 (the “Annual Meeting”). This Proxy Statement and related materials are first being mailed to stockholders on or about July 22, 2026. The Annual Meeting will be conducted via live webcast at the following address: www.virtualshareholdermeeting.com/VSEE2026. You will be able to vote and submit questions by visiting www.virtualshareholdermeeting.com/VSEE2026 and participate live in the webcast. A secure 16-digit control number that will allow you to participate in the meeting electronically can be found on the enclosed proxy card. If you do not have a control number, please contact the bank or broker that you hold your shares with directly. The Annual Meeting webcast will begin promptly at 10:00 A.M. Eastern Time on August 25, 2026. We encourage you to access the Annual Meeting prior to the start time. The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants in the Annual Meeting should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage participants in the Annual Meeting to log on to the live webcast 15 minutes prior to the start time of the Annual Meeting and ensure that they can hear streaming audio. Prior to the Annual Meeting, you will also be able to vote at www.proxyvote.com on the proposals described in the accompanying proxy statement. For purposes of attendance at the Annual Meeting, all references in this Proxy Statement to “present in person” or “in person” shall mean virtually present at the Annual Meeting.

At the Annual Meeting, you will be asked to consider and vote on the following proposals (the “Proposals”):

Proposal No. 1: The Directors Proposal — To elect two (2) persons to our Board of Directors as Class II directors, each to hold office until the 2029 annual meeting of stockholders or until their respective successors shall have been duly elected or appointed and qualified.

Proposal No. 2: The Auditor Proposal — To ratify the appointment of WWC, P.C. (“WWC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal No. 3: The Reverse Stock Split Proposal — To grant discretionary authority to the Company’s Board of Directors to amend the Certificate of Incorporation to effect one or more consolidations of the issued and outstanding shares of common stock, $0.0001 par value per share (the “Common Stock”), pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-250 (each, a “Reverse Stock Split”), provided that, (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-250, and (Y) any Reverse Stock Split is completed no later than the second anniversary of the Record Date (as defined herein);

Proposal No. 4: The Adjournment Proposal — To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the above proposals.

Our Common Stock, par value $0.0001 per share, is currently listed on the Nasdaq Capital Market under the symbol “VSEE” and our redeemable public warrants are listed on the Nasdaq Capital Market under the symbol “VSEEW.”

Only holders of record of shares of our Common Stock at the close of business on July 6, 2026 (the “Record Date”) are entitled to notice of and to vote and have their votes counted at the Annual Meeting and any adjournments or postponements of the Annual Meeting. A complete list of our stockholders of record entitled to vote at the Annual Meeting will be available for 10 days before the Annual Meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting and electronically during the Annual Meeting. If you would like to inspect the list, please call Jerry Leonard, the Company’s Chief Financial Officer and Secretary, at (561) 672-7068, or email jleonard@idocvms.com to obtain a digital copy of the list for the inspection prior to the Annual Meeting.

Recommendation of our Board of Directors

Our Board of Directors believes that each of the Director Proposal, Auditor Proposal, the Reverse Stock Split Proposal, and the Adjournment Proposal is in the best interests of our Company and our stockholders and recommends that our stockholders vote “FOR” each of the nominees for the Director Proposal and “FOR” each of the other proposals to be presented at the Annual meeting.

Record Date; Who is Entitled to Vote

Our stockholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of Common Stock or Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) at the close of business on the Record Date. As of the Record Date, there were 55,679,813 shares of Common Stock outstanding, which shares are entitled to an aggregate of 55,679,813 votes at the Annual Meeting. Holders of the Preferred Stock are permitted to vote with the same voting rights as holders of Common Stock in any actions to be taken by the stockholders of the Company. Each share of Preferred Stock is entitled to cast that number of votes per share as is equal to the number of shares of Common Stock into which it is then convertible (subject to the ownership limitations specified). As of the Record Date, there were 121.6980 shares of Preferred Stock outstanding, which shares are entitled to an aggregate of 12,169.8 votes at the Annual Meeting. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Our redeemable public warrants (the “Public Warrants”) will not have the right to vote at the Annual Meeting.

Attending the Annual Meeting

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/VSEE2026. If you were a stockholder as of the Record Date with a 16-digit control number, or a beneficial owner who has been provided by your broker with a 16-digit control number, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

●	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/VSEE2026.

●	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/VSEE2026 on the day of the Annual Meeting.

●	Webcast will start on August 25, 2026, at 10:00 A.M. Eastern Time.

●	You will need your 16-digit control number to vote at the Annual Meeting.

●	Stockholders may submit questions while attending the Annual Meeting via the Internet.

●	Webcast replay of the Annual Meeting will be available until August 25, 2027.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

Quorum

A quorum of our stockholders is necessary to hold a valid meeting. The presence, in person (which includes presence virtually at the Annual Meeting) or by proxy of holders of one-third (33.33%) of the voting power of our outstanding shares of voting stock entitled to vote at the Annual Meeting will constitute a quorum. In the absence of a quorum, the chairperson of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date, shares of outstanding voting stock entitled to vote at the Annual Meeting representing 18,563,995 votes would be required to achieve a quorum.

Failure to Vote and Abstentions

With respect to each of the proposals in this Proxy Statement, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Abstentions and broker non-votes will each be counted as present for the purpose of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of Proposal No. 1 — the Director Proposal, Proposal No. 2 — the Auditor Proposal, Proposal No. 3 — the Reverse Stock Split Proposal and Proposal No. 4 — Adjournment Proposal.

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Even if you do not provide voting instructions, under the rules of various national and regional securities exchanges, banks, brokers or other nominees can still vote your shares with respect to matters that are “routine,” but not with respect to “non-routine” matters. If a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement, other than Proposal No. 2 — the Auditor Proposal, Proposal No. 3 — the Reverse Stock Split Proposal and Proposal No. 4 — the Adjournment Proposal, are non-routine proposals; therefore, your broker, bank or other agent will only be entitled to vote on Proposal No. 2 — the Auditor Proposal, Proposal No. 3 — the Reverse Stock Split Proposal and Proposal No. 4 — the Adjournment Proposal at the Annual Meeting without your instructions.

Stockholders do not have cumulative voting rights in the election of directors.

Vote Required for Approval

The following votes are required for each Proposal at the Annual Meeting:

●	The Director Proposal: The nominees who receive a majority of the votes cast by stockholders present virtually or by proxy and entitled to vote at the Annual Meeting will be elected.

●	The Auditor Proposal: The vote of a majority of the votes cast by stockholders present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required.

●	The Reverse Stock Split Proposal: The vote of a majority of the votes cast by stockholders present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required.

●	The Adjournment Proposal: The vote of a majority of the votes cast by stockholders present virtually or by proxy and entitled to vote on the matter at the Annual Meeting is required.

With respect to the Director Proposal, the Company’s articles of incorporation and by-laws provide that, in an “uncontested election,” which is an election in which the number of nominees for director is less than or equal to the number of directors to be elected, a nominee for director shall be elected by a majority of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon. This means that the votes cast “for” a director nominee must exceed the votes cast “against” such nominee. To be elected in a “contested election,” which is an election in which the number of nominees for director is greater than the number of directors to be elected, a nominee for director must receive a plurality of the votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote thereon.

Holding Shares as a Stockholder of Record and as a Beneficial Owner

Record Owners

If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are the stockholder of record with respect to those shares, and the Proxy Statement and the form of proxy have been sent directly to you.

Beneficial Owners

Many stockholders hold their shares through a broker, trustee, or other nominee, rather than directly in their own name. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The Proxy Statement and the form of voting instruction card have been forwarded to you by your broker, trustee, or other nominee who is considered, with respect to those shares, the stockholder of record.

Voting Your Shares

Each share of Common Stock that you own in your name entitles you to one vote. Each share of Preferred Stock you own entitles you to cast that number of votes per share as is equal to the number of shares of Common Stock into which the Preferred Stock is then convertible (subject to the ownership limitations specified). Your proxy card shows the number of shares of Common Stock and Preferred Stock that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. If you are a record holder or a beneficial owner who has been provided with a 16-digit control number by your broker, there are several ways to vote your shares of Common Stock and Preferred Stock.

●	You Can Vote by Signing and Returning the Enclosed Proxy Card. As a record owner, if you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board of Directors: “FOR” the each of the nominees for the Director Proposal, “FOR” the Auditor Proposal, , FOR” the Reverse Stock Split and “FOR” the Adjournment Proposal. Votes received after a matter has been voted upon at the Annual Meeting will not be counted. Unsigned proxy cards will not be voted.

●	You Can Vote Over the Internet, including by Attending the Annual Meeting and Voting in Person (Which Includes Presence Virtually at the Annual Meeting). If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the proxy materials. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions. Voting by the Internet is available 24 hours a day, seven days a week until 11:59 P.M. Eastern Time on August 24, 2026. We will be hosting the Annual Meeting via live webcast and you can also vote during the Annual Meeting. If you attend the Annual Meeting, you may submit your vote at the Annual Meeting online at www.virtualshareholdermeeting.com/VSEE2026 and having available the control number included on your proxy card or on the instructions that accompanied your proxy materials, in which case any votes that you previously submitted will be superseded by the vote that you cast at the Annual Meeting. Access to the webcast will begin at 9:45 A.M. Eastern Time on August 25, 2026, and you should allow ample time for check-in procedures.

●	You Can Vote By Telephone. If you are a registered stockholder, you may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your proxy materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions. Voting by telephone is available 24 hours a day, seven days a week until 11:59 P.M. Eastern Time on August 24, 2026.

Revoking Your Proxy

If you are a stockholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

●	you may send another proxy card with a later date;

●	you may notify Jerry Leonard, our Chief Financial Officer and Secretary, in writing before the Annual Meeting that you have revoked your proxy; or

●	you may attend the Annual Meeting, revoke your proxy, and vote in person (which would include presence at the virtual Annual Meeting), as indicated above.

Questions

During the live question and answer portion of the Annual Meeting, our stockholders may submit questions. If you wish to submit a question during the Annual Meeting, you may do so through www.virtualshareholdermeeting.com/VSEE2026. Only questions relevant to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions relevant to Annual Meeting matters that we do not have time to answer during the Annual Meeting will be posted to our website following the Annual Meeting.

Technical Support

We will have technicians ready to assist stockholders with any technical difficulties they may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting log in page.

Who Can Answer Your Questions About Voting Your Shares

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of Common Stock, please contact Jerry Leonard, our Chief Financial Officer and Secretary, by calling (561) 672-7068, or by emailing jleonard@idocvms.com.

Appraisal Rights

Neither our stockholders nor holders of Public Warrants have appraisal rights in connection with proposals set forth herein Purchase under the Delaware General Corporation Law (“DGCL”).

Proxy Solicitation Costs

We are soliciting proxies on behalf of the Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person. We, along with our directors, officers and employees, may also solicit proxies in person, by telephone or by other electronic means. We will bear the cost of the solicitation.

We have also engaged D.F. King & Co., Inc. (“DF King”) to act as our proxy advisor and to assist us in soliciting proxies related to the proposals set forth herein and to be voted upon at the Annual Meeting, and at any adjournments or postponements thereof. DF King may solicit proxies personally, electronically or by telephone. We have agreed to pay DF King $12,500, plus customary costs and expenses, for these services.

We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

If you have any questions concerning the Proxy Statement, would like additional copies of the Proxy Statement, need to obtain proxy cards or need help voting, please contact DF King at:

D.F. King & Co., Inc.
28 Liberty Street, Floor 53
New York, NY 10005
(866) 745-0267 (toll free)

Banks and Brokers Call: (646) 480-0971
Email: VSEE@dfking.com

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: VSee Health, Inc., 980 N Federal Highway, Suite 304, Boca Raton, Florida 77098, phone: (561) 672-7068, Attention: Chief Financial Officer and Secretary. If you want to receive separate copies of our annual report and Proxy Statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

Our Independent Registered Public Accounting Firm, and Representation at the Annual Meeting

WWC is expected to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and to audit our financial statements for such year. We expect that one or more representatives of WWC will be available for the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions during the Annual Meeting.

PROPOSAL NO. 1 — THE DIRECTOR PROPOSAL

General

Our Second Amended and Restated Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”) and our Second Amended and Restated By-laws (as amended to date, the “Bylaws”) provide that the Board of Directors of our Company shall consist of a number fixed by the Board of Directors. Currently, the Board of Directors consists of six (6) members. The Board of Directors is divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The Class I director consists of Imoigele Aisiku and his term will expire at the 2028 annual meeting of stockholders. The Class II directors consist of Mr. Kevin Lowdermilk and Mr. Colin O’Sullivan and their term will expire at the Annual Meeting. The Class III directors consist of Dr. Scott Metzger, Ms. Cydonii V. Fairfax and Mr. David L. Wickersham and their term will expire at the 2027 annual meeting of stockholders.

At the Annual Meeting, two (2) Class II directors are to be elected to serve until the 2029 annual meeting of our stockholders or until such directors’ respective successors are elected or appointed and qualified or until any such director’s earlier resignation or removal. The Nominating and Corporate Governance Committee and the Board of Directors have nominated each of the persons listed below for election to the Board of Directors at the Annual Meeting. Each of the director nominees is currently a member of our Board of Directors.

Name	Age	Position	Director Since
Kevin Lowdermilk	62	Director	2024
Colin O’Sullivan	52	Director	2024

If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the current Board of Directors or the proxy holders to fill such vacancy or for the balance of those nominees named without the nomination of a substitute, or the size of the Board of Directors may be reduced in accordance with our Certificate of Incorporation and Bylaws.

Nominees

Kevin Lowdermilk has served as a Class II independent director of the Board of Directors to the Company since June 2024. Mr. Lowdermilk has over 30 years of executive leadership experience. He served as the CEO and CFO of Vaya Space, a hybrid rocket propulsion and small satellite launch company, from February 2023 to June 2026. Prior to Vaya Space, between March 2016 and July 2022, he was the CFO of CFO Strategic Partners, a company that provides outsourced CFO services to small and medium-sized business and nonprofit entities. Mr. Lowdermilk’s past executive leadership experience also includes serving as the CEO of ISO Group, Inc. - a defense and aerospace supply chain company, serving as the CFO and then CEO of Exostar - a SaaS company with a focus on the aerospace and defense sector, and serving as the Vice President of Finance for a multi-national aerospace division of Rolls-Royce Holdings PLC in North America. He has also held board positions for a number of private companies across a variety of industries. Between 2009 and 2015, he was a board member of Global Healthcare Exchange, LLC (“GHX”) and chaired the board’s compensation committee through the sale of GHX to Thomas Bravo, LP. He has also served as an independent board member and the chair of the audit committee of EagleNXT (NYSE: UAVS) since October 2025. He earned his undergraduate degree in Economics from Western Kentucky University and his MBA from Ball State University.

Colin O’Sullivan has served as a Class II independent director of the Board of Directors to the Company since June 2024. Colin O’Sullivan has nearly 25 years of executive healthcare leadership experience. He is currently the Executive Vice President of Cornerstone Healthcare Group and has served in that capacity since June 2014. Cornerstone owns and operates fifteen specialty acute hospitals, nine senior living facilities, behavioral health hospital and rehabilitation division across seven states. Prior to Cornerstone, Mr. O’Sullivan was a senior executive in multiple healthcare companies including Lifecare Management Services, Regency Hospital Company, Coastal Carolinas Healthcare Alliance and others. He began his career in the US Air Force and was an Officer Candidate School Graduate from the U.S. Air Force Academy of Military Science. He earned his Doctor of Healthcare Administration from Central Michigan University, his Master of Healthcare Management from Marshall University, and his BS in Business Administration from Concord University in West Virginia.

The above information is submitted concerning the nominees for election as directors based upon information received by us from such persons.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast in favor of the election of a nominee at the Annual Meeting, either in person or by proxy, is required for the election of a director. For purposes of the election of directors, abstaining and broker non-votes will have no effect on the result of the vote.

The BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS STOCKHOLDERS
VOTE “FOR” ALL OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information known to us regarding the beneficial ownership of Common Stock as of July 6, 2026 (the “Beneficial Ownership Date”) by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of the Beneficial Ownership Date. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date or subject to restricted stock units that vest within 60 days of the Beneficial Ownership Date are considered outstanding and beneficially owned by the person holding such warrants, options or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed above has sole voting and investment power with respect to such shares.

The beneficial ownership of our securities is based on 55,679,813 shares of Common Stock issued and outstanding as of the Beneficial Ownership Date.

Company Common Stock

Name and Address of Beneficial Owner	Number of Shares of Common Stock of the Company Beneficially Owned		% of Class
Five Percent Holders of the Company
Armistice Capital, LLC(1)	6,180,020	(2)	9.99%
Directors and Executive Officers of the Company
Imoigele Aisiku	5,380,040		9.66%
Jerry Leonard	1,266,494		2.27%
Kevin Lowdermilk	108,731		*
Colin O’Sullivan	108,731		*
Scott Metzger	117,356		*
Cydonii V. Fairfax	108,504		*
David L. Wickersham(3)	1,187,671		2.13%
All Directors and Executive Officers of the Company as a group (7 individuals)	8,277,527		14.87%

*	Less than 1%

(1)	The business address of Armistice Capital, LLC is 510 Madison Avenue, 7th Floor, New York, NY 10022

(2)	Armistice Capital, LLC is the owner of pre-funded warrants and warrants which are in each case, subject to a 9.99% beneficial ownership limitation provision contained therein. The number of shares beneficially owned and the percentage ownership set forth in the table above gives effect to the 9.99% limitation. Armistice Capital, LLC is the investment manager of Armistice Capital Master Fund Ltd. (the "Master Fund"), the direct holder of the securities, and pursuant to an Investment Management Agreement, Armistice Capital, LLC exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. Steven. Boyd, as the managing member of Armistice Capital, LLC, may be deemed to beneficially own the securities of the Company held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital, LLC.

(3)	Consists of (i) 322,504 shares of Common Stock held directly by Mr. Wickersham and (ii) 865,167 shares of Common Stock held by FWE Capital LLC (“FWE”). Mr. Wickersham is a Managing Director of FWE and has the power to dispose of or the power to vote shares of Common Stock beneficially owned by FWE and may be deemed to beneficially own the shares of Common Stock beneficially owned by FWE.

Biographical Information Concerning Our Directors and Executive Officers

Name	Age	Title
Imoigele Aisiku	54	Chief Executive Officer and Chairman of the Board
Jerry Leonard	58	Chief Financial Officer and Secretary
Kevin Lowdermilk	62	Director
Colin O’Sullivan	52	Director
Scott Metzger	58	Director
Cydonii V. Fairfax	53	Director
David L. Wickersham	56	Director

Biographical information concerning our Class II director nominees, Mr. Kevin Lowdermilk and Mr. Colin O’Sullivan, are set forth above under “Proposal No. 1 — The Director Proposal — Nominees.”

Imoigele Aisiku is the CEO and Chairman of the Board of the Company and has served in such capacities since June 2026. Dr. Aisiku previously served as co-Chief Executive Officer until June 2026, as the chairman of the Board from June 2024 until November 2025 and as a director from November 2025 until June 2026. Dr. Aisiku founded iDoc in February 2014 and has been the CEO of iDoc since then. Dr. Aisiku is also a full Professor and the Chair of Stony Brook Emergency Department. Dr. Aisiku has been practicing in the field of telemedicine for over 15 years and has consulted on telemedicine development nationally and internationally. Dr. Aisiku is board certified in Emergency Medicine, Internal Medicine Critical Care, and Neurocritical care. He did his medical school training at the University of Massachusetts and his emergency medicine and critical care training at Emory University. His neurocritical care training was at Washington University in St. Louis. He received his MBA from Emory University.

Jerry Leonard is the Chief Financial Officer of the Company. He has served as the CFO of iDoc since March 2021 and as CFO of the Company since June 2024. Prior to his position with iDoc Mr. Leonard was the Vice President of Finance from January 2010 to June 2021 within the Asset Management business of Voya Financial, Inc. (NYSE: Voya). Preceding his role at Voya, he held various finance leadership positions at IBM and Colgate Palmolive (NYSE: IBM, CL). He started his career in Public Accounting at Arthur Andersen and PricewaterhouseCoopers. In March 2026, Mr. Leonard founded ClearBridgeCFO, an Atlanta-based fractional CFO and financial transformation firm serving companies between $5M-$100M in revenue, with deep specialization in Healthcare/Telehealth and Saas/Tech. Mr. Leonard is a Certified Public Accountant (CPA). Mr. Leonard received his MBA from Emory University and a BBA in Accounting from Baruch College in New York City.

Scott Metzger has served as a Class III independent director of the Board of Directors to the Company since June 2024. Dr. Metzger has been a Medical Director with Optum, Inc. since September 2018. Between June 2000 to August 2018, Dr. Metzger worked as a physician for Premier Pain Centers and Specialty Anesthesia Associates. Dr. Metzger is the founder and former partner Premier Pain Centers and Specialty Anesthesia Associates, some of the most comprehensive centers for treatment of acute and chronic pain. Dr. Metzger has been active as a medical society leader and executive with experience ranging from starting the state branch of national pain society to serving as president of the state medical board. Dr. Metzger received his B.A. and M.D. from Boston University School of Medicine after completion of a combined 6-year program. He has also completed his residency and specialty training at Johns Hopkins Medicine through the Department of Anesthesiology and Critical Care Medicine.

Cydonii V. Fairfax has served as a Class III independent director of the Board of Directors to the Company since July 2024. Ms. Fairfax is a legal and compliance executive with significant experience advising on corporate governance, finance, litigation and regulatory compliance matters in highly regulated industries. Her broad legal experience draws upon over 25 years of practice at leading institutions in both public and private sectors. Ms. Fairfax currently serves and has served since 2017 as Executive Vice President of the Metropolitan Transit Authority of Harris County, Texas (“Metro ”), where she works extensively with senior management, board members and other stakeholders to structure and implement innovative transit solutions and capital projects. Additionally, as Chief Compliance Officer, Ms. Fairfax oversees the development of strategies and systems to manage compliance risks and ensure adherence to legal and regulatory requirements. She has also served as Metro’s general counsel, directing and managing all legal affairs. Prior to joining Metro, Ms. Fairfax was Senior Vice President and Deputy General Counsel of American Capital, Ltd. (NASDAQ: ACAS), a publicly-traded private equity firm and global asset manager where she oversaw corporate governance for the fund group and advised on corporate transactions. Ms. Fairfax also practiced corporate and securities law at Arnold & Porter in Washington, D.C. Ms. Fairfax holds a Bachelor of Science degree in Finance from the University of Maryland and a Juris Doctor from Harvard Law School.

David L. Wickersham has served as a Class III independent director of the Board of Directors to the Company since July 2024. Mr. Wickersham is the Chief Executive Officer and founder of Progressive Pipeline Management, which was started in 2002. Mr. Wickersham has over twenty-five years of experience in emergency response management and utility infrastructure rehabilitation. Mr. Wickersham holds a Bachelor of Science degree in Marine Transportation from the U.S. Merchant Marine Academy and served as an U.S. Veteran of the first Gulf War in Operation Desert Shield/Storm.

Arrangements Regarding Director Nominations

There are no arrangements regarding the nomination of our directors.

Family Relationships

There are no family relationships between any of our officers and directors.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Board Leadership Structure and Role in Risk Oversight

The Company’s Corporate Governance Guidelines provide our board of directors with flexibility to select the appropriate leadership structure at a particular time based on what our Board determines to be in the best interests of the Company. The Company’s Corporate Governance Guidelines provide that our Board has no established policy with respect to combining or separating the offices of chairman of the Board and principal executive officer. Currently, Dr. Aisiku, our Chief Executive Officer, serves as Chairman of our Board. Our Board determined that, at the present time, having our Chief Executive Officer also serving as the Chairman of our Board provides us with optimally effective leadership and is in our best interests and those of our stockholders. Our Board believes that Dr. Aisiku’s years of management experience in our industry as well as his extensive understanding of our business, operations and strategy make him well qualified to serve as Chairman of our board of directors.

Our Board has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our Board is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks, cybersecurity risks and operational risks. Our compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. Our audit committee is responsible for overseeing the management of our risks relating to accounting matters and financial reporting. Our nominating and corporate governance committee is responsible for overseeing the management of our risks associated with the independence of our board of directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through discussions from committee members about such risks. Our Board believes its administration of its risk oversight function has not affected our Board’s leadership structure.

Board Oversight of Cybersecurity

As a smaller reporting company, we currently do not have formalized cybersecurity measures, a dedicated cybersecurity team or specific protocols in place to manage cybersecurity risks. Our approach to cybersecurity is in the developmental stage, and we have not yet conducted comprehensive risk assessments, established an incident response plan or engaged with external cybersecurity consultants for assessments or services.

Given our current stage of cybersecurity development, we have not experienced any significant cybersecurity incidents to date. However, we recognize that the absence of a formalized cybersecurity framework may leave us vulnerable to cyberattacks, data breaches and other cybersecurity incidents. Such events could potentially lead to unauthorized access to, or disclosure of, sensitive information, disrupt our business operations, result in regulatory fines or litigation costs and negatively impact our reputation among customers and partners.

We are in the process of evaluating our cybersecurity needs and developing appropriate measures to enhance our cybersecurity posture. This includes considering the engagement of external cybersecurity experts to advise on best practices, conducting vulnerability assessments and developing an incident response strategy. Our goal is to establish a cybersecurity framework that is commensurate with our size, complexity and the nature of our operations, thereby reducing our exposure to cybersecurity risks.

In addition, our Board of Directors will oversee any cybersecurity risk management framework and a dedicated committee of our Board of Directors or an officer appointed by our Board of Directors will review and approve any cybersecurity policies, strategies and risk management practices.

Despite our efforts to improve our cybersecurity measures, there can be no assurance that our initiatives will fully mitigate the risks posed by cyber threats. The landscape of cybersecurity risks is constantly evolving, and we will continue to assess and update our cybersecurity measures in response to emerging threats.

For a discussion of potential cybersecurity risks affecting us, please refer to the “Risk Factors” section of our most recent Annual Report on Form 10-K.

Director Independence

Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We have determined that each of Kevin Lowdermilk, Colin O’Sullivan, Scott Metzger, Cydonii V. Fairfax and David L. Wickersham are an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. In making these determinations, we considered the current and prior relationships that each non-employee director has with the Company and its subsidiaries, and all other facts and circumstances that we deemed relevant in determining independence, including the beneficial ownership of our common stock by each non-employee director, and the transactions involving them described in the section entitled “Certain Relationships and Related Transactions.”

Meetings of the Board of Directors

The Board of Directors held eleven meetings during the 2025 fiscal year and each member of our Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors that were held during the time that they served as members of the Board of Directors. We do not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but we strongly encourage all members of the Board of Directors to attend our annual meetings and expect such attendance except in the event of extraordinary circumstances.

Committees of the Board of Directors

The standing committees of our Board of Directors consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a Nominating and Corporate Governance Committee (the “Nominating Committee”). The Audit Committee, Compensation Committee, and the Nominating Committee report to the Board of Directors.

Audit Committee

Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act and following consists of Kevin Lowdermilk, Colin O’Sullivan and Cydonii V. Fairfax, each of whom are independent directors and are “financially literate” as defined under the Nasdaq listing standards. Kevin Lowdermilk serves as chairman of the Audit Committee. We have determined that Kevin Lowdermilk qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

The audit committee’s duties are specified in our Audit Committee Charter, which is available on the Company’s website at www.vseehealth.com. The information on this website is not part of this report.

Compensation Committee

Our Compensation Committee consists of Kevin Lowdermilk, Scott Metzger and David L. Wickersham. The chair of our Compensation Committee is David L. Wickersham. We have determined that each of Kevin Lowdermilk, Scott Metzger and David L. Wickersham is independent under Nasdaq listing standards and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The compensation committee’s duties are specified in our Compensation Committee Charter, which is available on the Company’s website at www.vseehealth.com. The information on this website is not part of this report.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Kevin Lowdermilk, Colin O’Sullivan and Cydonii V. Fairfax. The chair of our nominating and corporate governance committee is Cydonii V. Fairfax. We have determined that each of Kevin Lowdermilk, Colin O’Sullivan and Cydonii V. Fairfax is independent under Nasdaq listing standards. The nominating and corporate governance committee’s duties are specified in our Nominating and Corporate Governance Committee Charter, which is available on the Company’s website at www.vseehealth.com. The information on this website is not part of this report.

Director Nominations

Our Nominating Committee recommends to the Board of Directors candidates for nomination for election at the annual meeting of the stockholders. The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders).

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics for our directors, officers, employees and certain affiliates in accordance with applicable federal securities laws, a copy of which is on the Company’s website at www.vseehealth.com. The Company will make a printed copy of the Code of Business Conduct and Ethics available to any stockholder who so requests. Requests for a printed copy may be directed to: VSee Health, Inc., 980 N Federal Hwy #304 Boca Raton, FL 33432, Attention: Corporate Secretary.

If we amend or grant a waiver of one or more of the provisions of our Code of Business Conduct and Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Business Conduct and Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on the Company’s website at www.vseehealth.com. The information on this website is not part of this report.

Stockholder Communications

All stockholder communications must: (i) be addressed to our Secretary or Board of Directors at our address; (ii) be in writing in print and delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for the entire Board of Directors, a committee thereof, or the independent directors; (v) if the communication relates to a stockholder proposal or director nominee, the name and address of the stockholder, the class and number of shares held by the stockholder, a description of any agreement, arrangement or understanding with respect to the nomination or other business between or among such stockholder or beneficial owner and any other person, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable to the stockholder or beneficial owner) and a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder or beneficial owner, the effect or intent of which is to mitigate loss, manage risk or benefit from changes in the share price of any class of the Company’s capital stock, or maintain, increase or decrease the voting power of the stockholder or beneficial owner with respect to shares of stock of the Company; provided that we will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under Rule 14a-8 of Regulation 14A under the Exchange Act; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include all other information as required by our Bylaws, including without limitation, appropriate biographical information of the candidate.

Upon receipt of a stockholder communication that is compliant with the requirements identified above, the Secretary shall promptly deliver such communication to the appropriate member(s) of the Board of Directors or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the chairman of the Board of Directors with a copy to the Co-Chief Executive Officers, the chairman of the applicable committee, or to each of the independent directors, as the case may be.

The Chief Executive Officer may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more of our directors and executive officers, except that in processing any stockholder communication addressed to the independent directors, the Co-Chief Executive Officers may not copy any member of management in forwarding such communications. In addition, the Co-Chief Executive Officers may, in their sole discretion and acting in good faith, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for consideration by the intended recipient and any such correspondence may be forwarded elsewhere in our Company for review and possible response.

Insider Trading Policy

Our Board of Directors has adopted an Insider Trading Policy which prohibits trading based on “material, nonpublic information” regarding our company or any company whose securities are listed for trading or quotation in the United States. The policy covers all officers and directors of the company and its subsidiaries, all other employees of the company and its subsidiaries, and consultants or contractors to the company or its subsidiaries who have or may have access to material non-public information and members of the immediate family or household of any such person. The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. The policy is filed as an exhibit to our most recent Annual Report on Form 10-K.

Clawback Policy

Our Board of Directors has adopted a clawback policy, which provides that in the event we are required to prepare an accounting restatement due to noncompliance with any financial reporting requirements under the securities laws or otherwise erroneous data or we determine there has been a significant misconduct that causes financial or reputational harm, we shall recover a portion or all of any incentive compensation. The policy is filed as an exhibit to our most recent Annual Report on Form 10-K.

Timing of Option Awards

We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. We have no policy or practice regarding option grant timing because we do not grant, and have not granted, options to our NEOs. We have not timed the disclosure of material nonpublic information to affect the value of executive compensation. During 2024, we did not grant any stock options to the NEOs during any period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K or the filing or furnishing of a current report on Form 8-K disclosing material non-public information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report with the SEC.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Other than compensation arrangements for our named executive officers and directors, we describe below each transaction or series of similar transactions, since January 1, 2024, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

See “Executive Compensation” for a description of certain arrangements with our executive officers and directors.

Related Party Transactions

On October 4, 2023 and as amended on January 22, 2024, DHAC issued an unsecured promissory note in the aggregate principal amount of $165,000 to M2B, an affiliate of Digital Health Sponsor, LLC, the sponsor of DHAC (the “Sponsor”), which is owned by Daniel Kordash, and such note was satisfied and paid off on January 31, 2024.

On November 21, 2023, DHAC and VSee Lab, entered into Securities Purchase Agreements (the “Conversion SPA”) with an institutional and accredited investor (the “Bridge Investor”) who is also an investor in the Sponsor, which Conversion SPA was amended and restated on February 13, 2024, pursuant to which certain loans incurred by VSee Lab to the Bridge Investor in the aggregate amount of $600,000 were converted into the Company’s common stock, par value $0.0001 (the “Common Stock”) subject to executing of certain registration rights agreement and filing a registration statement thereunder following the closing of the business combination by and among Digital Health Acquisition Corp., a Delaware corporation (“DHAC”) (n/k/a VSee Health, Inc.), DHAC Merger Sub I, Inc., a Delaware corporation and a direct, wholly owned subsidiary of DHAC (“Merger Sub I”), DHAC Merger Sub II, Inc., a Texas corporation and a direct, wholly owned subsidiary of DHAC (“Merger Sub II”), VSee Lab, Inc., a Delaware corporation (“VSee Lab”), and iDoc Virtual Telehealth Solutions, Inc., a Texas corporation (“iDoc”) (the “Business Combination”).

On November 21, 2023, DHAC and iDoc, entered into a Conversion SPA with Tidewater Ventures, LLC (“Tidewater”), an affiliate of the Sponsor, which Conversion SPA was amended and restated on February 13, 2024, pursuant to which certain loans incurred by iDoc to Tidewater in the aggregate amount of $585,000 were converted into the Company’s Common Stock following the Closing.

On November 21, 2023, DHAC and iDoc, entered into a Conversion SPA with the Bridge Investor who is also an investor in our Sponsor, which Conversion SPA was amended and restated on February 13, 2024, pursuant to which certain loans incurred by iDoc to the Bridge Investor in the aggregate amount of $600,000 were converted into the Company’s Common Stock subject to executing of certain registration rights agreement and filing a registration statement thereunder following the Closing.

On December 31, 2024, the Company entered into the Ascent Purchase Agreement with Ascent, who is an affiliate of the Bridge Investor. Pursuant to the Ascent Purchase Agreement, the Company agreed to issue Ascent the Ascent Note in the aggregate original principal amount of $2,000,000, which was secured by the assets of the Company and guaranteed by each of the Company, VSee Lab and iDoc. The Ascent Note bears interest at a rate of 10.00% per annum and will be convertible into shares of Common Stock at an initial fixed conversion price of $2.00 per share. The Ascent Note is convertible into fully paid and non-assessable shares of Common Stock at any time after the original issue date.

On November 8, 2024, SCS, LLC (“SCS”) and the Company executed a securities purchase agreement whereby certain working capital funds in the aggregate amount of $405,000 previously advanced by SCS to the Company were converted into 202,500 shares of Common Stock. After the execution of the securities purchase agreement, approximately $52,000 of working capital advances from the Sponsor and certain Sponsor affiliates remains due and payable. The Company determined that the partial settlement of the working capital advances represented a troubled debt restructuring, as the Company determined it was experiencing financial difficulties and the lender granted a concession through the exchange for shares of Common Stock. Under the troubled debt restructuring accounting, the Company reduced the carrying amount of the working capital funds advances by the fair value of the shares of Common Stock issued ($261,225) and then compared the future undiscounted cash flows associated with the working capital advances to the carrying value. The Company determined an additional $143,775 reduction in the carrying value was necessary to equate it to the future undiscounted cash flows, representing a gain on restructuring. As SCS is a related party to the Company, the restructuring gain was treated as a capital transaction and recorded to additional paid in capital along with the fair value of the shares of Common Stock issued in the settlement.

In connection with the securities purchase agreement by and among DHAC, VSee Lab, iDoc and the Bridge Investor dated October 5, 2022 (the “Original Bridge SPA”), DHAC entered into a registration rights agreement dated October 5, 2022 and as amended further on January 22, 2024 with the Bridge Investor who is also an investor in our Sponsor (the “Bridge RRA”), which provides that DHAC would file a registration statement to register the shares of Common Stock underlying the (i)  Bridge Warrants (as defined below), (ii) the bridge commitment shares, (iii) the shares of Common Stock issuable pursuant to the Bridge Notes and the Additional Bridge Notes (as defined below) and any anti-dilution or any remedies provisions of the Bridge Note and the Additional Bridge Notes; and (iv) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event no later than 30 calendar days after the Closing of Business Combination. Such obligation was fulfilled on about July 26, 2024 when the registration statement on Form S-1 (File No.333-280845) for registering such shares was declared effective by the SEC.

Pursuant to the amended and restated Conversion SPAs executed on February 13, 2024, DHAC agreed to provide registration rights to the Bridge Investor and Tidewater with respect to the shares of Common Stock issuable upon conversion of certain notes assumed by the Company (the “Assumed Notes”) following the Closing of the Business Combination. With respect to the Bridge Investor, such obligation was fulfilled on about July 26, 2024 when the registration statement on Form S-1 (File No. 333-280845) for registering shares issued to the Bridge Investor under the respective Conversion SPAs was declared effective by the SEC.

Pursuant to the a convertible note purchase agreement (the “Quantum Purchase Agreement”), DHAC entered into with an institutional and accredited investor (the “Quantum Investor”) on November 21, 2023, pursuant to which the Quantum Investor subscribed for and purchased, and DHAC issued and sold to the Quantum Investor, at the Closing, a 7% original issue discount convertible promissory note (the “Quantum Note”), the Company entered into a registration rights agreement with the Quantum Investor on July 9, 2024, pursuant to which it agreed to register the shares of Common Stock underlying the Quantum Note.

In connection with the Ascent Purchase Agreement, the Company and Ascent, who is also an affiliate of the Bridge Investor, entered into a registration rights agreement on September 30, 2024, which provides that the Company will file a registration statement to register (i) the shares of Common Stock underlying the Ascent Note; (ii) the shares of Common Stock issuable as interest or principal on the Ascent Note; (iii) the shares of Common Stock issuable upon exercise in full of all the Ascent Warrants; (vi) the Commitment Shares; (v) the shares of Common Stock issuable pursuant to any anti-dilution or any remedies provisions of the Ascent Note and the Ascent Warrants; and (vi) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event.

In connection with the execution of the Second Business Combination Agreement, DHAC, along with VSee and iDoc, the target companies in the Business Combination, entered into a securities purchase agreement with the Bridge Investor, who was also an investor in the Sponsor, pursuant to which DHAC, VSee and iDoc each issued and sold to such investor 10% original issue discount senior secured promissory notes due October 5, 2023 in the aggregate principal amount of $2,222,222 (the “Bridge Notes”). The Bridge Notes bear guaranteed interest at a rate of 10.00% per annum and are convertible into shares of DHAC common stock under certain conditions described below. In connection with the purchase of the Bridge Notes, DHAC issued the investor (i) 173,913 warrants, each representing the right to purchase one share of DHAC common stock at an initial exercise price of $11.50, subject to certain adjustments and as amended on November 8, 2024 (the “Bridge Warrants”) and (ii) 30,000 shares of DHAC common stock.

On June 21, 2024, we entered into a Consulting Services Agreement with SCS, who is an affiliate of the Sponsor, pursuant to which we shall pay SCS $12,500 per month for business consulting services. The Consulting Services Agreement shall continue for twelve (12) months and shall automatically continue on a six-month term basis thereafter unless terminated by either party.

On November 21, 2023, DHAC, VSee and iDoc entered into a letter agreement to the October 2022 securities purchase agreement, pursuant to which the Bridge Investor agreed to purchase additional 10% original issue discount senior secured convertible promissory notes in the aggregate principal amount of $166,667 (with an aggregate subscription amount of $150,000) from DHAC with (1) a $111,111.33 note purchased at signing of the Bridge Amendment, which will mature on May 21, 2025 and (2) a $55,555.67 note purchased on January 25, 2024, which will mature on July 25, 2025 (as amended, the “Additional Bridge Notes”). The Additional Bridge Notes bear guaranteed interest at a rate of 8.00% per annum and converted into shares of DHAC common stock, par value $0.0001 at a fixed conversion price of $10 per share. In addition, on April 17, 2024, DHAC, VSee, iDoc and the Bridge Investor entered a letter agreement, which amended the business combination timelines in the Additional Bridge Notes.

On March 28, 2024, iDoc issued and sold a secured convertible promissory note in the principal amount of two hundred twenty four thousand ($224,000) (the “Note”) to Mr. David L. Wickersham, a member of our Board of Directors. The Note was fully satisfied and paid off by the issuance of 114,000 shares of the Company common stock to Mr. Wickersham on the maturity date.

On May 31, 2026, the Company entered into a Stock Purchase Agreement (the “Chen Purchase Agreement”) with Milton Chen, the Company’s former co-Chief Executive Officer, former Chairman of the Board and the Chief Executive Officer of VSee Lab. Pursuant to the Chen Purchase Agreement, Mr. Chen agreed to purchase, and the Company agreed to sell to Mr. Chen, on the May 31, 2026 (the “Chen Closing Date”), all of the equity securities of VSee Lab (the “VSee Lab Stock”), free and clear of all liens and encumbrances. Under the Chen Purchase Agreement, Mr. Chen is solely responsible for causing the Company to satisfy any and all indebtedness and other liabilities of VSee Lab that are not paid as of the closing contemplated by the Chen Purchase Agreement (the “Chen Closing”) and the Company has no obligation with respect thereto. Notwithstanding, the Company will retain, pay, perform and discharge and remain solely responsible for, any and all liabilities, obligations or commitments of VSee Lab or relating to the ownership or operation of VSee Lab related to any period, event, circumstance or condition occurring prior to the Chen Closing Date, including any liabilities relating to taxes for any and all taxes attributable to any taxable period ending on or before the Chen Closing Date and the portion through the Chen Closing Date for any taxable period that includes, but does not end, on the Chen Closing Date, other than sales and use taxes accrued at the company level, which will remain an obligation of VSee Lab, regardless of the time period of when such obligation were incurred and except to the extent expressly assumed by Mr. Chen pursuant to the Chen Purchase Agreement. In consideration for the VSee Lab Stock and the mutual release of liability set forth in the Chen Purchase Agreement, Mr. Chen agreed to transfer to the Company all of the shares of Common Stock that he currently held, or 2,870,069 shares of Common Stock. In connection with the execution of the Chen Purchase Agreement, Mr. Chen resigned as co-Chief Executive Officer and chairman of the board of directors of the Company, effective as of the Chen Closing Date.

It is the policy of iDoc that all transactions with related parties be at arm’s length and on terms generally available to an unaffiliated third party under the same or similar circumstances.

Policies and Procedures for Related Party Transactions

We have adopt a related person transaction policy that sets forth its procedures for the identification, review, consideration and approval or ratification of related person transactions.

For purposes of the Company’s policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of the Company’s voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, the Company’s management must present information regarding the related person transaction to the Company’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of the Company’s Board of Directors, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, the Company will collect information that the Company deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Company’s Code of Conduct that the Company expects to adopt prior to the closing of this Business Combination, the Company’s employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Company’s audit committee, or other independent body of the Company’s Board of Directors, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to the Company;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Company’s audit committee, or other independent body of the Company’s Board of Directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of the Company’s stockholders, as the Company’s audit committee, or other independent body of the Company’s Board of Directors, determines in the good faith exercise of its discretion.

PROPOSAL NO. 2 — THE AUDITOR PROPOSAL

Overview

We have appointed WWC, P.C. (“WWC”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. WWC has served as our independent registered public accounting firm since September 2025.

In the event that ratification of this appointment WWC is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment WWC will be reconsidered by us.

Your ratification of the appointment of WWC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 does not preclude us from terminating our engagement of WWC and retaining a new independent registered public accounting firm, if we determine that such an action would be in our best interest.

The following table sets forth the aggregate fees billed to us for professional services rendered by our prior independent registered public accounting firms for the years ended December 31, 2025 and 2024:

SERVICES

	December 31, 2025	December 31, 2024
Audit fees(1)	$250,000	$1,870,422
Audit related fees(2)	—	—
Tax Fees(3)	—	—
All other fees(4)	—	—
Total fees	$250,000	$1,870,422

(1)	Audit Fees — For the year ended December 31, 2025, aggregate fees for our independent registered public accounting firm were approximately $250,000 for the services our prior independent registered public accountant performed in connection with quarterly reviews and the audit of our December 31, 2025 financial statements included in our most recent Annual Report on Form 10-K. For the year ended December 31, 2024, aggregate fees for our independent registered public accounting firm were approximately $1,870,422 for the services our prior independent registered public accountant performed in connection with quarterly reviews and the audit of our December 31, 2024 financial statements included in our most recent Annual Report on Form 10-K.

(2)	Audit-Related Fees — For the years ended December 31, 2025 and 2024, we did not pay any audit-related fees to our prior independent registered public accountants. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees,” above. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees — For the years ended December 31, 2025 and 2024, our independent registered public accounting firms did not render services to us for tax compliance, tax advice and tax planning.

(4)	All other Fees — For the years ended December 31, 2025 and 2024, there were no fees billed for products and services provided by our independent registered public accounting firms other than those set forth above.

Pre-Approval Policies and Procedures

Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of the Auditor Proposal. For purposes of the ratification of our independent registered public accounting firm, abstentions and broker non-votes will have no effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” AUDITOR PROPOSAL.

PROPOSAL NO. 3 — THE REVERSE STOCK SPLIT PROPOSAL

Our Board of Directors has approved, subject to stockholder approval, by written consent in lieu of a meeting, a proposal to amend our Certificate of Incorporation to effect one or more Reverse Stock Splits of all our outstanding shares of Common Stock, at a ratio between 1-for-2 and 1-for-250, to be determined at the discretion of the Board, subject to the Board’s discretion to abandon such amendment. If this proposal is approved, the Board may decide not to effect any Reverse Stock Splits if it determines that it is not in the best interests of the Company to do so. The Board does not currently intend to seek re-approval of a Reverse Stock Split for any delay in implementing a Reverse Stock Split unless twenty-four months have passed from the date of the Record Date (the “Authorized Period”). If the Board determines to implement one or more Reverse Stock Splits, such Reverse Stock Split(s) will become effective upon filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware or at such later date specified therein.

The text of the proposed Certificate of Amendment to our Certificate of Incorporation to effect a Reverse Stock Split is included as Annex A to this Proxy Statement.

Approval of the proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of our issued and outstanding Common Stock by a ratio of not less than 1-for-2 and not more than 1-for-250, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, provided that (X) the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-250, and (Y) any Reverse Stock Split is completed no later than the second anniversary of the Record Date. We believe that enabling our Board of Directors to set the ratio within the stated range will allow the Company to have the flexibility to meet its obligations and provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, our Board may consider, among other things, factors such as:

●	the number of shares of Common Stock the Company is obligated to issue or reserve pursuant to any convertible securities of the Company, including shares of convertible preferred stock;

●	The aggregate amount of shares that may be reserved under outstanding equity incentive plans;

●	the initial or continuing listing requirements of various stock exchanges;

●	the historical trading price and trading volume of our Common Stock;

●	the number of shares of our Common Stock issued and outstanding;

●	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; and

●	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon a Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that a Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Splits determined by our Board of Directors, if any, no less than two and no more than two hundred and fifty shares of existing Common Stock, as determined by our Board of Directors, will be combined into one share of Common Stock. The Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-250. The Company does not currently intend to issue fractional shares of Common Stock in connection with any Reverse Stock Split. Therefore, the Company will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of Common Stock, as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares. An amendment to our Certificate of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors at that time to be in the best interests of our stockholders.

Reasons for the Reverse Stock Splits

The Company’s primary reason for approving and recommending one or more Reverse Stock Splits is to: (1) satisfy the continued listing requirements of Nasdaq Capital Market; (2) make the Common Stock more attractive to certain institutional investors which would provide for a stronger investor base; and (3) decrease our Delaware annual franchise tax, which may be calculated based upon the number of issued shares. The Company intends to utilize one or more Reverse Stock Splits in order to meet its contractual obligations and retain enough flexibility for future corporate actions.

Reducing the number of issued shares of Common Stock may, absent other factors, increase the per share market price of the Common Stock. The Company believes that the Reverse Stock Splits may make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing our Common Stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split(s), if any, will make the Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of Common Stock.

Potential Consequences of the Reverse Stock Splits

However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, there can be no assurance that the Reverse Stock Splits, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Splits or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after any Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before any Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after any Reverse Stock Split may be lower than the total market capitalization before such Reverse Stock Split. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our Common Stock.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

While we believe that the Reverse Stock Split will be sufficient to maintain our listing on The Nasdaq Stock Market, it is possible that, even if the Reverse Stock Split results in a closing price for our Common Stock that exceeds $1.00 per share, we may not be able to continue to satisfy the other criteria for continued listing of our Common Stock on The Nasdaq Stock Market. In addition, as a Delaware corporation, we are required to pay an annual Delaware franchise tax which is calculated based upon several variables, including a company’s number of total outstanding shares as compared to the company’s number of authorized shares of capital stock. We believe that a decrease in the number of outstanding shares as a result of any Reverse Stock Split may decrease our annual Delaware franchise tax liability; however, no assurance can be given that the decrease in outstanding shares will decrease our annual Delaware franchise tax liability.

Procedure for Implementing a Reverse Stock Split

A Reverse Stock Split would become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State. The form of a Certificate of Amendment to our Certificate of Incorporation effecting a Reverse Stock Split is attached hereto as Appendix A. The exact timing of the filing of the Certificate of Amendment that would effectuate the Reverse Stock Split would be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board would reserve the right, without further action by the stockholders, to elect not to proceed with a Reverse Stock Split if, at any time prior to filing a Certificate of Amendment to the Company’s Certificate of Incorporation to effect a Reverse Stock Split, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with a Reverse Stock Split. Our Board will only have authority to file with the Delaware Secretary of State a Certificate of Amendment effecting a Reverse Stock Split within one year from the Record Date.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Splits determined by our Board, a minimum of two and a maximum of two hundred and fifty shares in aggregate of existing Common Stock will be combined into one new share of Common Stock. The table below, which illustrates the number of shares of Common Stock authorized for issuance following different Reverse Stock Splits, the approximate number of shares of Common Stock that would remain outstanding following each such Reverse Stock Split, and the number of unreserved shares of Common Stock available for future issuance following each such Reverse Stock Split. The examples in the table below for Reverse Stock Splits range from 1-for-2 to 1-for-250, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 222,719 and 27,839,906 shares. The information in the following table is based on 55,679,813 shares of Common Stock issued and outstanding as of July 6, 2026 and 32,610,414 shares reserved for future issuance as of July 6, 2026 assuming conversion of all convertible securities of the Company.

Proposed Ratio	Number of authorized shares of Common Stock	Approximate Number of Shares of Common Stock Issued and Outstanding Post-Reverse Stock Split	Approximate Number of Unreserved Shares of Common Stock Available for Future Issuance Assuming Conversion of all Outstanding Convertible Securities Post-Stock Increase Amendment
1-for-2	100,000,000	27,839,906	55,854,887
1-for-50	100,000,000	1,113,596	98,234,168
1-for-100	100,000,000	556,798	99,117,098
1-for-250	100,000,000	222,719	99,646,839

The actual number of shares of Common Stock issued and outstanding after giving effect to a Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board of Directors.

Any Reverse Stock Splits will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except as described below in “Fractional Shares.” Record holders of Common Stock otherwise entitled to a fractional share as a result of a Reverse Stock Split will receive a full share rather than a fractional share.

In the event the Company effectuates one or more Reverse Stock Splits, the Company will be able to issue substantially more Common Stock. Future issuances of Common Stock or securities convertible into Common Stock will have a significant dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. If a Reverse Stock Split is effected, our stockholders will experience significant dilution as a result of shares of Common Stock being issued pursuant to our outstanding convertible securities, including our outstanding convertible preferred stock. Further, due to our need to raise additional capital in order to fund continuing operations, our stockholders will also experience significant dilution as a result of shares of Common Stock being issued in connection with future financings that the Company may complete.

The Reverse Stock Splits may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Splits, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Bid and ask prices for our Common Stock will continue to be quoted on the Nasdaq under the symbol “VSEE.”

After the effective time of the Reverse Stock Splits, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares issued may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of Common Stock following the implementation of the Reverse Stock Split(s), the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Stock Split(s) will not cause the Company to go private.

Authorized Shares of Common Stock

The Reverse Stock Splits will not change the number of authorized shares of the Company’s Common Stock under the Company’s Certificate of Incorporation. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. Currently, under our Certificate of Incorporation, our authorized capital stock consists of 100,000,000 shares of Common Stock. Please see “Reasons for the Reverse Stock Splits; Potential Consequences of the Reverse Stock Splits” for more information.

By increasing the number of authorized but unissued shares of Common Stock, the Reverse Stock Splits could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares of Common Stock to be issued to holders who might side with the Board of Directors in opposing a takeover bid that it determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Splits may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that the Company’s stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Splits with the intent that they be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. Stockholders who hold in street name)

Upon the implementation of a Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares of Common Stock are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect a Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. Stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares of Common Stock electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock that they are entitled as a result of a Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company does not currently intend to issue fractional shares of Common Stock in connection with any Reverse Stock Split. Therefore, the Company does not expect to issue certificates representing fractional shares of Common Stock. In lieu of any fractional shares, the Company will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Stock Split is not evenly divisible by the Reverse Stock Split ratio that number of shares of common stock, as rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

The Company does not expect the Reverse Stock Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. The Company presently does not intend to seek any change in its status as a reporting company for federal securities law purposes, either before or after the Reverse Stock Split.

Effect of the Reverse Stock Split(s) on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, Convertible or Exchangeable Securities, and Preferred Stock.

Based upon the applicable Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities, including any preferred stock, entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following such Reverse Stock Split as was the case immediately preceding such Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares of Common Stock reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board, subject to our treatment of fractional shares. In the event of a Reverse Stock Split, the maximum number of shares that can be issued under the Company’s compensation plans in effect (including the ISO share grant limit), the number of shares issued under such plans and subject to each award, the exercise prices of outstanding awards, the maximum number of shares that are reserved under the plans, and the number of shares available for issuance under the plans, will each be equitably and proportionately adjusted.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split(s) to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is (i) a citizen or individual resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. In addition, it does not purport to address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder that may be subject to special tax rules, including without limitation: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split(s).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this Proxy Statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split(s). There can be no assurance that the Internal Revenue Service will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. No opinion of counsel or ruling from the Internal Revenue Service has been obtained with respect to the U.S. federal income tax consequences of the Reverse Stock Split(s).

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT(S) IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

Based on the assumption that the Reverse Stock Split(s) will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following is a general discussion of the U.S. federal income tax consequences relating to the Reverse Stock Split(s).

We believe that the Reverse Stock Split(s) should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a U.S. holder generally should not recognize gain or loss on the Reverse Stock Split(s). The aggregate tax basis of the post-split shares of Common Stock received should be equal to the aggregate tax basis of the pre-split shares of Common Stock exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares of Common Stock received will include the holding period of the pre-split shares of Common Stock exchanged. U.S. holders should consult their tax advisors as to the application of the foregoing rules where shares of our Common Stock were acquired at different times or at different prices.

Cash payments received by a U.S. holder of our Common Stock pursuant to the Reverse Stock Split(s) may be subject to information reporting, and may be subject to backup withholding if the U.S. holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the Internal Revenue Service.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to any Reverse Stock Splits.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting and entitled to vote, either in person or by proxy, is required for approval of the Reverse Stock Split Proposal. For purposes of the reverse stock split proposal, abstentions and broker non-votes will have no effect on the result of the vote.

PROPOSAL NO. 4 — THE ADJOURNMENT PROPOSAL

In the event there are not sufficient votes for, or otherwise in connection with, the adoption of the above proposals, the Board of Directors may adjourn the Annual Meeting to a later date, or dates, if necessary, to permit further solicitation of proxies. In no event will we solicit proxies to adjourn the Annual Meeting beyond the date by which we may properly do so under our Certificate of Incorporation and Delaware law.

The chairman of the Board of Directors has the authority to adjourn any meeting of our stockholders, including the Annual Meeting.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting, either in person or by proxy, and entitled to vote, is required for approval of the Adjournment Proposal. For purposes of the approval of the Adjournment Proposal, abstentions and broker non-votes, if any, will have no effect on the result of the vote.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm, the compliance by us with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee’s responsibility is to administer and oversee these processes.

However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on information provided to them and on the representations made by management, and on the report issued by the independent registered public accounting firm.

The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the audit plan, the results of their examinations, and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the issue of its independence from us and management. In addition, the Audit Committee has considered whether the provision of any non-audit services by the independent registered public accounting firm in the year ended December 31, 2025 is compatible with maintaining the registered public accounting firm’s independence and has concluded that it is.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Respectfully,

Kevin Lowdermilk
Colin O’Sullivan
Cydonii V. Fairfax

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information concerning the annual compensation received by our named executive officers (“NEOs”) for the year ended December 31, 2025 and 2024.

				Stock	All Other
		Salary	Bonus	Awards	Compensation	Total
Name and Position	Year	($)	($)	($)(1)	($)(2)	($)
Imoigele P. Aisiku	2025	200,000	192,000	192,000	—	584,000
Chief Executive Officer and Chairman	2024	215,000	—	—	—	215,000
Milton Chen	2025	200,000	100,000	—	—	300,000
Former Co- Chief Executive Officer and Chairman(2)	2024	120,000	—	—	—	120,000
Jerry Leonard	2025	250,000	200,000	258,950	—	708,950
Senior Vice President, and Chief Financial Officer	2024	250,000	—	—	—	250,000

(1)	The Company provided stock awards to Imoigele P. Aisiku and Jerry Leonard during the year ended December 31, 2025, as part of their annual and retroactive compensation (Refer Note 12 of the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2026 for details).

(2)	Mr. Chen resigned as co-Chief Executive Officer and as Chairman of the Board in June 2026.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

There are currently no written employment agreements with our NEOs.

Compensation Philosophy

The policies with respect to the compensation of our executive officers are administered by the Compensation Committee of our Board. The compensation policies of our Compensation Committee of our Board are intended to be designed to provide for compensation that is sufficient to attract, motivate and retain executives and to establish an appropriate relationship between executive compensation and the creation of stockholder value.

Our Board and the Compensation Committee may utilize the services of third parties from time to time in connection with the recruiting, hiring and determination of compensation awarded to executive employees.

Option Re-pricings

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards to our NEOs during fiscal years 2025 and 2024.

Payments Upon Termination or Change in Control

None of our NEOs are entitled to receive payments or other benefits upon termination of employment or a change in control.

Retirement Plans

The Company sponsors a defined contribution 401(k) retirement savings plan that covers substantially all employees. Eligible employees may contribute a portion of their compensation, subject to limitations under the Internal Revenue Code. The Company matches employee contributions at a rate of 100% of the matched employee Contributions that are not in excess of 1% of eligible plan compensation, plus 50% of the amount of the matched employee contributions that exceed 1% of eligible plan compensation but that do not exceed 6% of eligible plan compensation. Employer matching contributions totalled $74,923 and $19,828 for the years ended December 31, 2025, and 2024, respectively.

VSee Health, Inc. 2024 Equity Incentive Plan

The stockholders approved and adopted the VSee Health, Inc. 2024 Equity Incentive Plan (the “2024 Plan”) to be effective as of one day prior to the closing of the Business Combination. The 2024 Plan provides for an initial share reserve equal to 15% of the number of shares of Common Stock outstanding (including shares of Company Common Stock issuable upon conversion of the outstanding Series A Preferred Stock) following the closing after giving effect to the Business Combination. As such, on June 24, 2024, the Company reserved 2,544,021 shares of its Common Stock for issuance under the 2024 Plan.

VSee Health, Inc. 2025 Equity Incentive Plan

The stockholders approved and adopted the VSee Health, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) On December 30, 2025. The 2025 Plan provides for an initial share reserve equal to 2,553,403 shares of Common Stock and the number of shares of Common Stock available for issuance under the 2025 Plan automatically increases on January 1st of each year commencing January 1, 2026 and on each January 1 thereafter until the completion of the term of the 2025 Plan, so that the amount of shares of Common Stock issuable under the 2025 Plan will be equal to fifteen percent (15%) of the total number of outstanding shares of Common Stock as of December 31st of the preceding calendar year.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2025, regarding our compensation plans under which equity securities are authorized for issuance:

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plan approved by security holders	803,646	$12.11	1,740,375
Equity compensation plans not approved by security holders	—	—	—
Total	803,646	$12.11	1,740,375

Non-Employee Director Compensation

The following table sets forth information concerning our non-employee directors compensation for services during the year ended December 31, 2025. All compensation that we paid to our employee directors is set forth in the table in “Executive Compensation — Compensation of Named Executive Officers.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(6) ($)	Option Awards ($)	All Other Compensation ($)	Total
Kevin Lowdermilk (1)	$40,000	$60,000	$-	$-	$100,000
Colin O’Sullivan (2)	$40,000	$60,000	$-	$-	$100,000
Scott Metzger (3)	$40,000	$60,000	$-	$-	$100,000
Cydonii V. Fairfax (4)	$40,000	$60,000	$-	$-	$100,000
David L. Wickersham (5)	$40,000	$60,000	$-	$-	$100,000
Total	$200,000	$300,000	$-	$-	$500,000

(1)	Mr. Lowdermilk has served as a member of our board of directors since June 2024.

(2)	Mr. O’Sullivan has served as a member of our board of directors since June 2024.

(3)	Mr. Metzger has served as a member of our board of directors since June 2024.

(4)	Ms. Fairfax has served as a member of our board of directors since July 2024.

(5)	Mr. Wickersham has served as a member of our board of directors since July 2024.

(6)	The Company provided stock awards to the non-employee directors during the year ended December 31, 2025, as part of their annual compensation (Refer Note 12 our Notes to the Financial Statements for the year ended December 31, 2025 herein for details).

SUBMISSION OF STOCKHOLDER PROPOSALS

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our Secretary, Jerry Leonard, at 980 N. Federal Hwy, Suite 304, Boca Raton, Florida 77098, no later than March 24, 2027, which is the date that is 120 calendar days prior to the anniversary of the date this year’s proxy statement was first released to stockholders in connection with the Annual Meeting. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in our notice of annual meeting and proxy statement because it was not timely submitted under the following paragraph, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at our 2027 annual meeting of stockholders (the “2027 Annual Meeting”), any such stockholder proposal must be received by the Secretary, VSee Health, Inc., at 980 N. Federal Hwy, Suite 304, Boca Raton, Florida 77098, not less than ninety (90) days nor more than one hundred twenty (120) days before the first anniversary of the date on which the corporation held its annual meeting in the immediately preceding year, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8 of Regulation 14A under the Exchange Act, provided that if the 2027 Annual Meeting is scheduled to be held on a date more than thirty (30) days before or more than seventy (70) days after the anniversary date of this Annual Meeting of stockholders, a stockholder’s proposal shall be timely if delivered to, or mailed to and received by, the Secretary of our Company not earlier than the 120th day prior to the date of the 2027 Annual Meeting and not later than the close of business on the later of (A) the ninetieth (90) day prior to the 2027 Annual Meeting and (B) the tenth (10) day following the day on which public disclosure of the date of the 2027 Annual Meeting is first made by us, and in any case discretionary authority may be used if such proposal is untimely submitted. Assuming the date of the 2027 Annual Meeting is held on a date that is not more than thirty (30) days before or more than seventy (70) days after the anniversary date of this Annual Meeting, stockholders proposals must be received by the Secretary no earlier than April 27, 2027 and no later than May 27, 2027.

In addition to satisfying the provisions in our Bylaws relating to nominations of director candidates, including the deadline for written notices, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must provide notice that sets forth the information required by Rule 14a-19 no later than June 26, 2027.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. The Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file with the SEC. Based solely on our review of the reports filed by Reporting Persons, and written representations from certain Reporting Persons that no other reports were required for those persons, we believe that, during the year ended December 31, 2025, the Reporting Persons met all applicable Section 16(a) filing requirements, except: (i) two late Form 4 filing by Lawrence M. Sands; and (ii) two late Form 4 filing by Digital Health Sponsor LLC.

OTHER MATTERS

We will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 31, 2026, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to VSee Health, Inc., 980 N Federal Hwy, Suite 304, Boca Raton, Florida 33432, Attn: Chief Financial Officer and Secretary.

Our Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

It is important that the proxies be returned promptly and that your shares are represented at the Annual Meeting. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

ANNEX A

CERTIFICATE OF AMENDMENT

TO

THE SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

VSEE HEALTH, INC.

VSee Health, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

FIRST. The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by changing Article IV, so that, as amended, the following shall be added as the third paragraph of Article IV:

“Reverse Stock Split. Effective at 11:59 p.m., Eastern Time, on [  ], 20__ (the “Reverse Split Effective Time”), every [  ] shares of Common Stock issued and outstanding or held by the Corporation as treasury shares as of the Reverse Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, without effecting a change to the par value per share of Common Stock, subject to the treatment of fractional interests as described below (the “Reverse Split”). No fractional shares shall be issued in connection with the exchange. In lieu thereof, any person who holds a fraction of one (1) share of Common Stock after the exchange shall have their fraction of one (1) share rounded up to the nearest whole fraction of one (1) share of Common Stock. As of the Reverse Split Effective Time and thereafter, a certificate representing shares of Common Stock prior to the Reverse Split is deemed to represent the number of post-Reverse Split shares into which the pre-Reverse Split shares were reclassified and combined. The Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock of the Corporation and all references to such Common Stock in agreements, arrangements, documents and plans relating thereto, or any option or right to purchase or acquire shares of Common Stock, shall be deemed to be references to the Common Stock, or options or rights to purchase or acquire shares of Common Stock, after giving effect to the Reverse Split.”

SECOND. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the DGCL, setting forth the above mentioned amendment to the Second Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable.

THIRD. Pursuant to the resolution of the board of directors of the Corporation, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

IN WITNESS WHEREOF, this Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this [  ] day of [  ], 20__.

VSEE HEALTH, INC.

By:
Name:	Imoigele Aisiku
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VSEE2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 24, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02144-P55793 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VSEE HEALTH, INC.

The Board of Directors recommends you vote FOR each of the following proposals:

Nominees:	For	Against	Abstain
1a. Kevin Lowdermilk	☐	☐	☐
1b. Colin O'Sullivan	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of VSee Health, Inc. to be held on August 25, 2026:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T02145-P55793

VSEE HEALTH, INC.
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 25, 2026 10:00 AM EDT
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Imoigele Aisiku and Jerry Leonard, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of VSEE HEALTH, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT, on August 25, 2026, virtually at www.virtualshareholdermeeting.com/VSEE2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals presented in the Proxy Statement is advisable and in the best interest of the stockholders and recommends that you vote, or give instruction to vote, "FOR" each of the directors being nominated and "FOR" proposals 2,3 and 4.

Continued and to be signed on reverse side